                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)    17-Mar-97


The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a Second Supplemental Sale and Servicing Agreement, dated as of March 27, 1996 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1996-1.


                    The Money Store Inc., as Representative
                    ---------------------------------------
             Transworld Insurance Company d/b/a Educaid, As Seller
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



New Jersey
----------
Arizona                        33-89200                   68-6127681
-------                        --------                   ----------

State or other               (Commission                 (IRS Employer
jurisdiction of               File Number)                 ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey  07083
--------------------------------------------------------------------------------
(Address of principal executive officer)


Regristrant's Telephone Number,
including area code:                                    908-686-2000
                                                  ------------------

                                      n/a
--------------------------------------------------------------------------------
           (Former name or former address, if changed since last rep

       Item 5      Other Events
                   ------------


Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-7, and Class A-8 Noteholders with respect to the following Distribution Dates:

A-7.....................................................................................      17-Mar-97



A-8.....................................................................................      26-Mar-97



       Item 7      Financial Statements and Exhibits
                   ---------------------------------

The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has been filed with the Securities and Exchange Commission by AMBAC Inc., is hereby incorporated into this Form 8-K.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                    CLASSNOTES TRUST 1996-I


                                    THE MONEY STORE INC., Represen
                                    TRANS-WORLD INSURANCE COMPANY,




                                    By:  \s\ Harry Puglisi
                                    ----------------------
                                    Name:  Harry Puglisi
                                    Title:    Treasurer
                                               of The Money Store Inc. and
                                    Trans-World Insurance Company
                                               d/b/a Educaid


Dated:  March 31, 1997

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                UNION, NJ  07083

===============================================================================================
                              CLASSNOTES TRUST  1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-7    Determination Date               03/10/97
Cusip #  182743AD6      Distribution Date                03/17/97
                        Record Date                      03/13/97
===============================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

               CLASS A-7 NOTES                                                            0.00
               Per $50,000 original principal amount of the Notes                     0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

               CLASS A-7 NOTES                                                            0.00
               Per $50,000 original principal amount of the Notes                     0.000000


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

               CLASS A-7 NOTES                                                            0.00
               Per $50,000 original principal amount of the Notes                     0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

               CLASS A-7 NOTES                                                            0.00
               Per $50,000 original principal amount of the Notes                     0.000000


(iv)       Pool Balance at end of preceding Collection Period                   636,926,685.42


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                  CLASS A-7 NOTES                                               105,850,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                           CLASS A-7 NOTES
                               PERIOD 1                                              5.545000%
                               PERIOD 2                                              5.787190%
                               PERIOD 3                                              5.646560%
                             CURRENT RATE     (Based on Auction)                     5.595780%


                       2.  NET LOAN RATE
                               PERIOD 1                                      6.665000%
                               PERIOD 2                                      6.544000%
                               PERIOD 3                                      6.675000%

                 (b)  Amount of Interest that would have been paid
                      on such Note Distribution Date if Interest was
                      calculated instead based on the Net Loan Rate         527,912.17

(vii)      (a)   Service Fee for related Collection Period (Pro Rata)        52,912.61
                 Per $50,000 original principal amount of the Notes          17.405464

           (b)   Service Fee Carryover for related Collection Period
                 1.  Distributed                                                  0.00
                 Per $50,000 original principal amount of the Notes           0.000000

                 2.  Remaining Balance                                            0.00
                 Per $50,000 original principal amount of the Notes           0.000000


(viii)     Amount of Fees for related Collection Period:

                 1.  Administration Fee (Pro Rata)                            1,418.13
                 Per $50,000 original principal amount of the Notes           0.466488

                 2.  Auction Agent Fee (Pro Rata)                                 0.00
                 Per $50,000 original principal amount of the Notes           0.000000

                 3.  Indenture Trustee Fee (Pro Rata)                             0.00
                 Per $50,000 original principal amount of the Notes           0.000000

                 4.  Eligible Lender Trustee Fee (Pro Rata)                     702.03
                 Per $50,000 original principal amount of the Notes           0.230929

                 5.  Surety Provider Fee (Pro Rata)                           8,303.91
                 Per $50,000 original principal amount of the Notes           2.731549


(ix)        Amount of payments to the Surety Provider in
            reimbursement of prior draws under any Note
            Surety Bond or the Certificate Surety Bond                            0.00

(x)         Aggregate amount of Realized losses for the
            related Collection period                                             0.00

(xi)        Aggregate amount received with respect to Financed
            Student Loans for which Realized Losses were
            allocated previously                                                  0.00

(xii)       (a)     Amount of the distribution attributable to amounts
                    in the Reserve Account                                        0.00

            (b)     Amount of any other withdrawals from the Reserve
                    Account for such Distribution Date                            0.00

            (c)     Amount in the Reserve Account                         2,164,742.31


(xiii )     Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                            0.00


(xiv)     (a)     Portion (if any) of the distribution attributable to amounts on
                  deposit in the Pre-Funding Account                                         0.00

          (b)     Amount in the Pre-Funding Account                                        573.79

(xv)      Aggregate amount if any paid by the Eligible Lender Trustee for
          Additional Financed Student Loans during the preceding collection
          period                                                                             0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

              (a) CLASS A-1 NOTES                                                            0.00
              (b) CLASS A-1 NOTES (Only if Class___ Notes
                    have been paid in full)                                                  0.00

(xvii)    Aggregate amount (if any) paid for Financed Student Loans during
          the preceding collection period.                                                   0.00

(xviii)   As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days              15,545,002.68
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days               8,851,351.54
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days              4,734,372.01
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181               1,847,566.80
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                      1,639,847.40

(xix)     Parity Percentage              Numerator    680,841,047.86
                                                      --------------
            as 02/28/97                Denominator    675,071,209.62                      100.85%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                            310,762.69

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                             0.00


The Money Store, Inc.



By:  \s\ Harry Puglisi
----------------------
 Harry Puglisi
  Treasurer

                           TRANS-WORLD INSURANCE COMPANY
                                2840 MORRIS AVENUE
                                 UNION, NJ  07083

===============================================================================================
                              CLASSNOTES TRUST  1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-8    Determination Date                  03/19/97
Cusip #  182743AE4      Distribution Date                   03/26/97
                        Record Date                         03/24/97
===============================================================================================

           Amount of Interest being paid or distributed in respect of the Notes

               CLASS A-8 NOTES                                                           0.00
               Per $50,000 original principal amount of the Notes                    0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

               CLASS A-8 NOTES                                                     212,216.67
               Per $50,000 original principal amount of the Notes                  208.055556


(iii)      (A)    Amount of Noteholders' Auction Rate
                  Interest Carryover being paid or distributed
                  in respect of the Notes

               CLASS A-8 NOTES                                                           0.00
               Per $50,000 original principal amount of the Notes                    0.000000

           (B)    Remaining Amount of Noteholders' Auction
                  Rate Interest Carryover to be paid or distributed in respect of the Notes

               CLASS A-8 NOTES                                                           0.00
               Per $50,000 original principal amount of the Notes                    0.000000


(iv)       Pool Balance at end of preceding Collection Period                  636,926,685.42


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                  CLASS A-8 NOTES                                               51,000,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                           CLASS A-8 NOTES
                               PERIOD 1                                             5.550000%
                               PERIOD 2                                             5.750000%
                               PERIOD 3                                             5.400000%
                             CURRENT RATE     (Based on Auction)                    5.350000%

                       2.  NET LOAN RATE
                               PERIOD 1                                             6.665000%
                               PERIOD 2                                             6.544000%
                               PERIOD 3                                             6.675000%

                 (b) Amount of Interest that would have been paid
                     on such Note Distribution Date if Interest was
                     calculated instead based on the Net Loan Rate                 263,301.67

(vii)      (a)   Service Fee for related Collection Period (Pro Rata)               23,786.19
                 Per $50,000 original principal amount of the Notes                 23.319794

           (b)   Service Fee Carryover for related Collection Period
                 1.  Distributed                                                         0.00
                 Per $50,000 original principal amount of the Notes                  0.000000

                 2.  Remaining Balance                                                   0.00
                 Per $50,000 original principal amount of the Notes                  0.000000


(viii)     Amount of Fees for related Collection Period:

                  1.  Administration Fee (Pro Rata)                                    637.50
                  Per $50,000 original principal amount of the Notes                 0.625000

                  2.  Auction Agent Fee (Pro Rata)                                  11,747.71
                  Per $50,000 original principal amount of the Notes                11.517361

                  3.  Indenture Trustee Fee (Pro Rata)                                   0.00
                  Per $50,000 original principal amount of the Notes                 0.000000

                  4.  Eligible Lender Trustee Fee (Pro Rata)                           315.59
                  Per $50,000 original principal amount of the Notes                 0.309399

                  5.  Surety Provider Fee (Pro Rata)                                 3,732.92
                  Per $50,000 original principal amount of the Notes                 3.659722


(ix)        Amount of payments to the Surety Provider in
            reimbursement of prior draws under any Note
            Surety Bond or the Certificate Surety Bond                                   0.00

(x)         Aggregate amount of Realized losses for the
            related Collection period                                                    0.00

(xi)        Aggregate amount received with respect to Financed
            Student Loans for which Realized Losses were
            allocated previously                                                         0.00

(xii)       (a)       Amount of the distribution attributable to amounts
                      in the Reserve Account                                             0.00

            (b)       Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                                 0.00

            (c)       Amount in the Reserve Account                              2,164,742.31


(xiii )     Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                   0.00

(xiv)     (a)     Portion (if any) of the distribution attributable to amounts on
                  deposit in the Pre-Funding Account                                              0.00

          (b)     Amount in the Pre-Funding Account                                             573.79

(xv)      Aggregate amount if any paid by the Eligible Lender Trustee for
          Additional Financed Student Loans during the preceding collection
          period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

              (a) CLASS A-1 NOTES                                                                 0.00
              (b) CLASS A-1 NOTES (Only if Class___ Notes
                    have been paid in full)                                                       0.00

(xvii)    Aggregate amount (if any) paid for Financed Student Loans during
          the preceding collection period.                                                        0.00

(xviii)   As of the end of the preceding Collection Period:

          (a)   Number of Financed Student Loans that are 30 to 60 days                  15,545,002.68
                Delinquent

          (b)   Number of Financed Student Loans that are 61 to 90 days                   8,851,351.54
                Delinquent

          (c)   Number of Financed Student Loans that are 91 to 180 days                  4,734,372.01
                Delinquent

          (d)   Number of Financed Student Loans that are more than 181                   1,847,566.80
                days Delinquent

          (e)   Number of Financed Student Loans for which claims have
                been filed with the appropriate Guarantor and which are
                awaiting payment                                                          1,639,847.40

(xix)     Parity Percentage            Numerator      680,841,047.86
                                                      --------------
            as 02/28/97              Denominator      675,071,209.62                           100.85%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                 310,762.69

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                  0.00


The Money Store, Inc.



By:  \s\ Harry Puglisi
----------------------
 Harry Puglisi
   Treasurer